                                                                    EXHIBIT 99.1

                 RELIANT ENERGY RESOURCES CORP. AND SUBSIDIARIES
           (A WHOLLY OWNED SUBSIDIARY OF RELIANT ENERGY, INCORPORATED)
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

         The following unaudited pro forma condensed consolidated financial statements of Reliant Energy Resources Corp. and its subsidiaries for the year ended December 31, 1999 and as of and for the nine months ended September 30, 2000 have been prepared based upon Reliant Energy Resources Corp.'s (the Company) historical financial statements. The pro forma financial statements have been prepared to describe the effects of the transfer of a portion of the Company's unregulated businesses to subsidiaries of Reliant Resources, Inc. (Reliant Resources), a wholly owned subsidiary of Reliant Energy, Incorporated (Reliant Energy).

         On July 27, 2000, Reliant Energy announced its intention to divide into two publicly traded companies in order to separate its unregulated businesses from its regulated businesses. In August 2000, Reliant Energy formed Reliant Resources to own and operate a substantial portion of Reliant Energy's unregulated operations and to offer approximately 20% of Reliant Resources' common stock in an initial public offering (the Offering). Reliant Energy expects the Offering to be followed by a distribution to Reliant Energy's or its successor's shareholders of the remaining common stock of Reliant Resources within twelve months after the Offering.

         As a part of Reliant Energy's separation plan, on December 31, 2000,
(a) the Company transferred all of the outstanding stock of Reliant Energy Services International, Inc., Arkla Finance Corporation and Reliant Energy Europe Trading & Marketing, Inc. to Reliant Resources (collectively, the Stock Transfer) and (b) a wholly owned subsidiary of Reliant Resources merged with and into Reliant Energy Services, Inc. (RES), a wholly owned subsidiary of the Company, with RES as the surviving corporation (the Merger). As a result of the Merger, RES became a wholly owned subsidiary of Reliant Resources. As consideration for the Merger, Reliant Resources paid $120 million to the Company, plus or minus, as the case may be, an amount equal to the difference of the working capital of RES on December 31, 2000 and August 31, 2000.

         The unaudited pro forma condensed consolidated financial statements do not purport to present the Company's actual results of operations as if the Stock Transfer and the Merger had occurred on January 1, 1999 for the unaudited pro forma condensed statements of operations or September 30, 2000 for the unaudited pro forma condensed balance sheet nor are they necessarily indicative of the Company's financial position or results of operations that may be achieved in the future.

         The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company's audited consolidated financial statements and related notes included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and the Company's interim consolidated financial statements and related notes included in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2000, each of which has been previously filed with the Securities and Exchange Commission.

                 RELIANT ENERGY RESOURCES CORP. AND SUBSIDIARIES
           (A WHOLLY OWNED SUBSIDIARY OF RELIANT ENERGY, INCORPORATED)
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2000
                             (THOUSANDS OF DOLLARS)

                                                                                   DISTRIBUTION OF
                                                                     HISTORICAL      UNREGULATED      PRO FORMA
                                                                      BALANCE         RESOURCES        BALANCE
                                                                     -----------   ---------------   -----------
Cash and cash equivalents .......................................    $    24,373     $   (24,373)    $        --
Accounts and notes receivable ...................................      1,702,486      (1,094,983)        607,503
Accounts and notes receivable - affiliated companies, net .......             --          24,663          24,663
Price risk management assets ....................................      1,917,680      (1,917,680)             --
Prepayments and other current assets ............................        353,082        (146,008)        207,074
                                                                     -----------     -----------     -----------
   Total current assets .........................................      3,997,621      (3,158,381)        839,240
                                                                     -----------     -----------     -----------
Property, Plant and Equipment, net ..............................      3,012,375         (14,312)      2,998,063
                                                                     -----------     -----------     -----------
Goodwill and intangible assets, net .............................      1,950,972         (99,864)      1,851,108
Price risk management assets ....................................        615,883        (615,883)             --

Notes receivable - affiliated companies, net ....................             --         266,669         266,669
Other assets ....................................................        354,301        (110,912)        243,389
                                                                     -----------     -----------     -----------
   Total other assets ...........................................      2,921,156        (559,990)      2,361,166
                                                                     -----------     -----------     -----------
      Total Assets ..............................................    $ 9,931,152     $(3,732,683)    $ 6,198,469
                                                                     ===========     ===========     ===========

Current portion of long-term debt ...............................    $   168,890     $        --     $   168,890
Short-term borrowings ...........................................        635,000              --         635,000
Accounts payable ................................................      1,252,450        (905,155)        347,295
Accounts and notes payable - affiliated companies, net ..........         44,973         (44,973)             --
Price risk management liabilities ...............................      1,880,983      (1,880,983)             --
Other ...........................................................        352,653        (156,210)        196,443
                                                                     -----------     -----------     -----------
   Total current liabilities ....................................      4,334,949      (2,987,321)      1,347,628
                                                                     -----------     -----------     -----------
Accumulated deferred income taxes ...............................        559,463           3,753         563,216
Price risk management liabilities ...............................        592,658        (592,658)             --
Other ...........................................................        356,794         (25,734)        331,060
                                                                     -----------     -----------     -----------
   Total other liabilities ......................................      1,508,915        (614,639)        894,276
                                                                     -----------     -----------     -----------
Long-term debt ..................................................      1,393,602              --       1,393,602
                                                                     -----------     -----------     -----------
Resources Obligated Mandatorily Redeemable Convertible
   Preferred Securities of Subsidiary Trust Holding Solely
   Junior Subordinated Debentures of Resources ..................            608              --             608
                                                                     -----------     -----------     -----------
Common stock ....................................................              1              --               1
Paid-in capital .................................................      2,463,831              --       2,463,831
Retained earnings ...............................................        229,633        (131,110)         98,523
Accumulated other comprehensive loss ............................           (387)            387              --
                                                                     -----------     -----------     -----------
   Total stockholder's equity ...................................      2,693,078        (130,723)      2,562,355
                                                                     -----------     -----------     -----------
      Total Liabilities and Stockholder's Equity ................    $ 9,931,152     $(3,732,683)    $ 6,198,469
                                                                     ===========     ===========     ===========

   See note to unaudited pro forma condensed consolidated financial statements

                 RELIANT ENERGY RESOURCES CORP. AND SUBSIDIARIES
           (A WHOLLY OWNED SUBSIDIARY OF RELIANT ENERGY, INCORPORATED)
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2000
                             (THOUSANDS OF DOLLARS)

                                                                    DISTRIBUTION OF
                                                     HISTORICAL       UNREGULATED                         PRO FORMA
                                                      BALANCE          RESOURCES      ADJUSTMENTS          BALANCE
                                                    ------------    ---------------   ------------       ------------
Revenues .......................................    $ 14,381,921     $(11,785,275)    $    440,031(a)    $  3,036,677

Expenses:
   Natural gas and purchased power .............      13,419,478      (11,672,852)         436,886(a)       2,183,512
   Operation and maintenance ...................         397,211           (1,640)           3,145(a)         398,716
   General, administrative and development .....         157,423          (85,505)                             71,918
   Depreciation and amortization ...............         164,068           (9,530)                            154,538
   Taxes other than income taxes ...............          80,147             (448)                             79,699
                                                    ------------     ------------     ------------       ------------
      Total ....................................      14,218,327      (11,769,975)         440,031          2,888,383
                                                    ------------     ------------     ------------       ------------
Operating Income ...............................         163,594          (15,300)                            148,294
                                                    ------------     ------------     ------------       ------------

Other Income (Expense):
   Interest expense ............................         (99,599)           2,258                             (97,341)
   Interest income .............................           7,172           (5,470)                              1,702
   Interest income - affiliates, net ...........           3,409           21,129                              24,538
   Gain (loss) from investments ................         (26,373)          26,504                                 131
   Distribution on trust preferred securities ..             (22)              --                                 (22)
   Other, net ..................................           7,699               (8)                              7,691
                                                    ------------     ------------     ------------       ------------
      Total ....................................        (107,714)          44,413                             (63,301)
                                                    ------------     ------------     ------------       ------------
Income before Income Taxes .....................          55,880           29,113                              84,993
Income Tax Expense .............................          41,119            3,648                              44,767
                                                    ------------     ------------     ------------       ------------
Income from Continuing Operations ..............    $     14,761     $     25,465                        $     40,226
                                                    ============     ============     ============       ============

   See note to unaudited pro forma condensed consolidated financial statements

                 RELIANT ENERGY RESOURCES CORP. AND SUBSIDIARIES
           (A WHOLLY OWNED SUBSIDIARY OF RELIANT ENERGY, INCORPORATED)
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                             (THOUSANDS OF DOLLARS)

                                                                    DISTRIBUTION OF
                                                                      UNREGULATED                             PRO FORMA
                                                     HISTORICAL       RESOURCES          ADJUSTMENTS           BALANCE
                                                    ------------    ---------------      ------------        ------------
Revenues .......................................    $ 10,543,545     $ (7,728,814)       $    381,099(a)     $  3,195,830
Expenses:
   Natural gas and purchased power .............       9,307,445       (7,641,464)            380,109(a)        2,046,090
   Operation and maintenance ...................         373,387                                  990(a)          374,377
   General, administrative and development .....         263,162          (60,037)                                203,125
   Depreciation and amortization ...............         198,676           (5,022)                                193,654
   Taxes other than income taxes ...............         103,192             (832)                                102,360
                                                    ------------     ------------        ------------        ------------
      Total ....................................      10,245,862       (7,707,355)            381,099           2,919,606
                                                    ------------     ------------        ------------        ------------
Operating Income ...............................         297,683          (21,459)                                276,224
                                                    ------------     ------------        ------------        ------------
Other Income (Expense):
   Interest expense ............................        (119,269)           1,955                                (117,314)
   Interest income .............................           2,768           (1,118)                                  1,650
   Interest income  - affiliates, net ..........           5,878              967                                   6,845
   Distribution on trust preferred securities ..            (357)              --                                    (357)
   Other, net ..................................           2,269              114                                   2,383
                                                    ------------     ------------        ------------        ------------
      Total ....................................        (108,711)           1,918                                (106,793)
                                                    ------------     ------------        ------------        ------------
Income before Income Taxes .....................         188,972          (19,541)                                169,431
Income Tax Expense .............................          88,771           (8,948)                                 79,823
                                                    ------------     ------------        ------------        ------------
Income from Continuing Operations ..............    $    100,201     $    (10,593)                           $     89,608
                                                    ============     ============        ============        ============

  See note to unaudited pro forma condensed consolidated financial statements

                 RELIANT ENERGY RESOURCES CORP. AND SUBSIDIARIES
           (A WHOLLY OWNED SUBSIDIARY OF RELIANT ENERGY, INCORPORATED)
                           NOTE TO UNAUDITED PRO FORMA
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS



(a) Represents previously eliminated intercompany transactions due to the Stock Transfer and the Merger.